UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2008

VENOCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123711	77-0323555
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

370 17th Street, Suite 3900 Denver, Colorado		80202-1370
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (303) 626-8300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

a)                                                   On August 15, 2008, the audit committee of the board of directors of Venoco, Inc. (“Venoco” or the “company”) approved a change in the company’s independent registered public accounting firm. The audit committee approved the engagement of Ernst & Young LLP (“E&Y”) to serve as the company’s independent registered public accounting firm on August 15, 2008 and dismissed Deloitte & Touche LLP (“Deloitte”) as of the same date.

The audit reports of Deloitte on the company’s consolidated financial statements as of and for the years ended December 31, 2006 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2006 and 2007 and through August 15, 2008, there were (i) no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of such disagreements in its reports on the company’s financial statements for such periods and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that Deloitte, during the performance of its audit of the company’s financial statements for the year ended December 31, 2006, advised the company that there were material weaknesses in the company’s internal control over financial reporting during 2006.  The audit committee discussed this matter with Deloitte, and Deloitte has been authorized to respond fully to the inquiries of E&Y with respect to the matter.

The company has provided Deloitte with a copy of this report and requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the company herein and, if not, stating the respects in which it does not agree.  The letter from Deloitte to the Securities and Exchange Commission dated as of August 20, 2008 is attached as Exhibit 16.1 to this report.

b)                                                  The audit committee approved the engagement of E&Y as Venoco’s independent registered public accounting firm for the fiscal year ending December 31, 2008, and to perform procedures related to the financial statements to be included in Venoco’s quarterly report on Form 10-Q, beginning with, and including, the quarter ending September 30, 2008.  During the two most recent fiscal years and through August 15, 2008, Venoco did not consult with E&Y regarding either (i) the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the company’s financial statements, nor did E&Y provide written or oral advice to the company that E&Y concluded was an important factor considered by the company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Ernst & Young has informed the company that it completed its prospective client acceptance process on August 20, 2008.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated August 20, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 20, 2008

VENOCO, INC.

By:	/s/ Timothy M. Marquez
Name: Timothy M. Marquez
Title: Chief Executive Officer